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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 7, 2000


                           ASYST TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

                                  California
                (State or other jurisdiction of incorporation)



         0000909326                                      942944251
     (Commission File No.)                     (IRS Employer Identification No.)



                                48761 Kato Road
                              Fremont, CA  94538
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (510) 661-5000

                        ______________________________
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Item 5.  Other Events.

          ASYST TECHNOLOGIES, INC. ANNOUNCES TWO-FOR-ONE STOCK SPLIT

     On January 3, 2000, Asyst Technologies, Inc. ("Asyst" or the "Company"), announced that its Board of Directors approved a two-for-one stock split. The stock split was effected as a 100% stock dividend. Stockholders of record on January 7, 2000 were issued a certificate representing one additional share of common stock for each share of common stock held on the record date. The payment date for this stock dividend was February 4, 2000.

     As a result of the payment of the stock dividend, the number of shares of Asyst Common Stock registered to be sold pursuant to the Company's registration statement on Form S-3 (No. 333-85327) shall, on and after the payment date for the stock dividend, be twice the number of shares indicated in such registration statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         99.1     Press Release dated January 3, 2000.

                                      1.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        Asyst Technologies, Inc.

Dated: June 6, 2000                     By:  /s/Douglas J. McCutcheon
                                             ------------------------
                                             Douglas J. McCutcheon
                                             Senior Vice President and
                                             Chief Financial Officer

                                      2.
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                               INDEX TO EXHIBITS

         99.1     Press Release dated January 3, 2000.

                                      3.